UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 14, 2008
Constant Contact, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001- 33707	04-3285398

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Reservoir Place 1601 Trapelo Road, Suite 329 Waltham, Massachusetts	02451

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (781) 472-8100

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
     On April 14, 2008, Constant Contact, Inc. (the “Company”) entered into a Fifth Amendment (the “Fifth Amendment”) to the Lease, dated as of July 9, 2002, as amended (the “Lease”), between the Company and Boston Properties Limited Partnership (the “Landlord”). Pursuant to the Fifth Amendment, the Company has agreed to lease an additional 4,422 square feet of office space (the “Fifth Amendment Premises”) in Reservoir Place, 1601 Trapelo Road, Waltham, Massachusetts, which is the current location of the Company’s principal executive offices.
     The occupancy of the Fifth Amendment Premises will begin on April 14, 2008, subject to receipt of any necessary permits required under applicable law. The term of the lease for the Fifth Amendment Premises will expire on September 30, 2010, coterminous with the expiration of the term for the space being leased by the Company pursuant to the Lease. The Company, at its sole cost and expense, will perform all work necessary to prepare the Fifth Amendment Premises for its occupancy pursuant to plans and specifications that are subject to the reasonable approval of the Landlord. Following completion of the work, the Landlord will provide an allowance to the Company up to approximately $44,220 for certain of the costs incurred by the Company in performing that work.
     The annual fixed rent for the Fifth Amendment Premises from June 1, 2008 through and including September 30, 2010 will be approximately $123,816. In addition to the fixed annual rent, the Company will be responsible for certain costs and charges, including certain operating expenses (commencing January 1, 2009) and real estate taxes (commencing July 1, 2009), specified in the Lease that are allocable to the Fifth Amendment Premises.
     All terms and conditions of the Lease, including any default provisions therein, apply to the Fifth Amendment Premises, except as otherwise indicated in the Fifth Amendment.
     The foregoing summary of the Fifth Amendment is subject to, and qualified in its entirety by the Fifth Amendment attached hereto as Exhibit 10.1 and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits
(d)	Exhibits
               The exhibit listed in the accompanying Exhibit Index is filed as part of this Current Report on Form 8-K.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSTANT CONTACT, INC.
Date: April 18, 2008	By:	/s/ Robert P. Nault
Robert P. Nault
Vice President and General Counsel.

EXHIBIT INDEX

Exhibit No.	Description

10.1	Fifth Amendment to Lease, dated as of April 14, 2008, between the Company and Boston Properties Limited Partnership